Exhibit 99.3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------X  Chapter-11
                                               :
In re:                                            Lead Case No.
                                               :  00-42719 (CB)
JACOM COMPUTER SERVICES, INC.,
UNICAPITAL CORPORATION, et al.,                :  Case Nos. 00-42719 (CB)
                        -- --
                                                  through 00-42837 (CB) and
                                               :  No. 01-11617 (CB)
Debtors.                                       :
-----------------------------------------------x  (Jointly-Administered)




               NOTICE OF NON-VOTING STATUS AND RELEASE PROVISIONS
         IN DEBTORS' PLAN OF REORGANIZATION FOR HOLDERS OF INTERESTS IN
                    CLASS 8 (UNICAPITAL EQUITY INTERESTS) AND
                          CERTAIN ZERO DOLLAR CREDITORS
         ---------------------------------------------------------------

PLEASE TAKE NOTICE THAT:

1. On December 12, 2001, UniCapital Corporation ("UniCapital") and the other above-captioned debtors, as debtors and debtors-in-possession (collectively, the "Debtors"), filed a (a) Second Amended and Restated Plan of Reorganization under chapter 11 of the United States Bankruptcy Code, 11 U.S.C.ss.ss. 101 et seq. (the "Bankruptcy Code") (as it may be further amended, the "Plan") and (b) Disclosure Statement (as it may be amended or supplemented, the "Disclosure Statement") pursuant to section 1125 of the Bankruptcy Code with respect to the Plan. On December 12, 2001, after notice and a hearing, pursuant to sections 1125 and 1126(b) of the Bankruptcy Code, the Bankruptcy Court approved the Disclosure Statement with respect to the Plan, forms of ballot, balloting instructions and solicitation procedures, and established voting deadlines and procedures for the tabulation of votes. All capitalized terms used herein have the meaning assigned to such terms in the Plan.

2. IF YOU HOLD A CLASS 8 EQUITY INTEREST (UNICAPITAL EQUITY INTERESTS), the Plan provides that holders of Class 8 Equity Interests shall not receive any distributions on account of such Equity Interests and that all such interests shall be extinguished on the Effective Date. AS A HOLDER OF AN IMPAIRED INTEREST RECEIVING NO DISTRIBUTIONS UNDER THE PLAN, YOU ARE DEEMED TO HAVE REJECTED THE PLAN PURSUANT TO SECTION 1126(g) OF THE BANKRUPTCY CODE AND ARE NOT ENTITLED TO VOTE TO ACCEPT OR REJECT THE PLAN.

3. Because no class of holders of claims or interests junior to the holders of Class 8 interests will receive any distribution under the Plan, pursuant to section 1129(b) of the Bankruptcy Code, the Court can confirm the Plan over the deemed rejection by the holders of Class 8 Equity Interests if the Court finds that the Plan is fair and equitable and that the Plan does not discriminate unfairly.


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4.    IF YOU HOLD EQUITY SECURITIES AS A NOMINEE FOR THE BENEFIT OF ANOTHER
      PARTY, YOU ARE DIRECTED TO IMMEDIATELY (AND NO LATER THAN THREE BUSINESS DAYS AFTER RECEIPT) DELIVER A COPY OF THIS NOTICE TO ALL BENEFICIAL HOLDERS OF SUCH EQUITY SECURITIES REGISTERED UNDER YOUR NAME. YOU MAY OBTAIN ADDITIONAL COPIES OF THIS NOTICE UPON REQUEST FROM THE BALLOTING AGENT, DONLIN, RECANO & COMPANY, INC., (212) 481-1411 (THE "BALLOTING AGENT").

5. The Plan further provides for certain releases and limitations of liability, including the release of claims against the Agent, the Lenders, Portland, the TAA Parties and professionals retained by such Persons and other related Persons, members of the Committee and professionals retained by the Committee and the Debtors, and directors and officers of the Debtors and their Subsidiaries who served during the Chapter 11 Cases (Sections 9.07 and 9.08 of the Plan), and the release by holders of Claims and Interests of the Agent, Bank of America, the Bank Investors, the TAA Parties, the Lenders, Newco, Asset LLC, Litigation LLC, Portland, PFSC and various related Persons, of certain Persons who served as agents, employees, officers and directors of the Debtors and their Subsidiaries and affiliates during the Chapter 11 Cases (Section 9.09 of the Plan).

6. This Notice is also being provided to Persons with whom the Debtors have done business but who were listed in the Debtors' Schedules with $0.00 as the amount owed by the Debtors.

7. The hearing (the "Confirmation Hearing") to consider confirmation of the Plan, as such Plan may be further modified or amended, shall commence on January 9, 2002, at 2:00 p.m., or as soon thereafter as counsel can be heard, before the Honorable Cornelius Blackshear, United States Bankruptcy Judge, at the United States Bankruptcy Court, The Alexander Hamilton Customs House, One Bowling Green, New York, New York 10004-1408. The Confirmation Hearing may be continued from time to time by announcing such continuance in open court, all without further notice to parties in interest, and the Plan may be modified pursuant to Bankruptcy Codess.1127 prior to, during or as a result of the Confirmation Hearing, without further notice to parties in interest; provided, however, that such modifications or amendments do not materially and adversely affect any class of claims in the Plan.

8. January 4, 2002 at 12:00 noon (Eastern Time) has been fixed as the last date for filing and serving objections to confirmation of the Plan (the "Objection Date") and as the last date and time for completing all discovery (the "Discovery Cut-Off Deadline") with respect to any objections to the Plan.

9.    In order to be considered, objections to confirmation of the Plan must:
      (i) be in writing; (ii) state with particularity the grounds therefor and all evidence that will be presented in support thereof; and (iii) be filed electronically with the Court in accordance with General Order M-182 (which can be found at www.nysb.uscourts.gov) by registered users of the Bankruptcy Court's case filing system and, by all other parties in interest, on a 3.5 inch disk, preferably in Portable Document Format
      (PDF), WordPerfect, or any other Windows-based word processing format (with a hard copy delivered directly to Chambers of the Honorable Cornelius Blackshear) and served (a) by email and conventional means upon
      (i) Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 (Attn: Richard S. Miller, Esq. and Howard J. Berman, Esq.), counsel for the Debtors, email: MillerRS@gtlaw.com and BermanH@gtlaw.com, (ii) Clifford Chance Rogers & Wells, LLP, 200 Park Avenue, New York, New York 10166 (Attn: Margot Schonholtz, Esq. and Stephen Quine, Esq.), counsel for Bank of America, N.A., individually and as Agent for the Lenders, email:


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


      margot.schonholtz@cliffordchance.com and stephen.quine@cliffordchance.com, and (iii) Togut, Segal & Segal LLP, One Penn Plaza, Suite 3335, New York, New York 10119 (Attn: Albert Togut, Esq. and Neil Berger, Esq.), counsel for the Official Committee of Unsecured Creditors, email: altogut@teamtogut.com and neilberger@teamtogut.com, and (b) upon the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004 (Attn: Paul K. Schwartzberg, Esq.) (the persons listed in 9(a)-(b) above are collectively referred to as the "Noticed Parties"), so that all such objections are actually filed with the Court and received by the Noticed Parties on or before 12:00 noon (Eastern
      Time), on January 4, 2002. Objections that do not contain the information described above and that are not filed and served by the time and date and in the manner as set forth above may not be considered and may be overruled. The Debtors shall have discretion to extend the Objection Date and Discovery Cut-Off Deadline for parties in interest.

10. The Debtors will not provide you with copies of the Disclosure Statement and/or the Plan unless you request, in writing, to receive copies of these documents. If you wish to receive copies of the Disclosure Statement and/or Plan, then please direct your written request to: UniCapital Corporation, et al., Donlin, Recano & Company, Inc., 419 Park Avenue South, Suite 1206, New York, NY 10016. Upon receipt of such written request, the Balloting Agent will provide you with copies of the Disclosure Statement and/or Plan at the Debtors' expense. If, notwithstanding this Notice of Non-Voting Status, you believe that you may have a claim against the Debtors which entitles you to vote on the Plan, you should immediately request copies of the Disclosure Statement, the Plan and a ballot from the Balloting Agent.

Dated:   New York, New York
         December 12, 2001

                                 BY ORDER OF THE BANKRUPTCY COURT


                                 /s/ Cornelius Blackshear
                                 -----------------------------------
                                 United States Bankruptcy Judge


GREENBERG TRAURIG, LLP                TOGUT, SEGAL & SEGAL LLP
Attorneys for Debtors-in-Possession   Counsel for the Official Committee
200 Park Avenue                       of Unsecured Creditors
New York, New York  10166             One Penn Plaza, Suite 3335
(212) 801-9200                        New York, New York  10119
Attn: Richard S. Miller, Esq.         (212) 594-5000
      Howard J. Berman, Esq.          Attn: Albert Togut, Esq.
      Robert Honeywell, Esq.                Neil Berger, Esq.


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